                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[x] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         McDermott International, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

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Notes:

MCDERMOTT INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
R. E. Howson                                      1450 Poydras Street
Chairman of the Board and                         P.O. Box 61961
Chief Executive Officer                           New Orleans, Louisiana,
                                                  70161-1961
                                                  (504) 587-5682

                                  July 2, 1996

Dear Stockholder:

  You are cordially invited to the Company's Annual Meeting of Stockholders to be held on Tuesday, August 6, 1996, in the Versailles Ballroom of the New Orleans Hilton Riverside, Poydras at Mississippi River, New Orleans, Louisiana, commencing at 9:30 a.m. local time. The notice of meeting and proxy statement following this letter describe the matters to be acted upon at the meeting. Whether or not you personally plan to attend, please take a few minutes now to mark, sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope so that your shares are represented and voted at the meeting. Regardless of the number of shares you may own, your vote is important.

  Thank you for your interest in our Company.

                                          Very truly yours,

                                          R. E. HOWSON

                         MCDERMOTT INTERNATIONAL, INC.
                              1450 POYDRAS STREET
                                P.O. BOX 61961
                       NEW ORLEANS, LOUISIANA 70112-1961

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 6, 1996

                               ----------------

To the Stockholders of
McDERMOTT INTERNATIONAL, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of McDermott International, Inc., a Panama corporation (the "Company"), for the fiscal year ended March 31, 1996 will be held in the Versailles Ballroom of the New Orleans Hilton Riverside, Poydras at Mississippi River, New Orleans, Louisiana, on Tuesday, August 6, 1996, at 9:30 a.m. local time, for the following purposes:

    (1) To elect four Directors;

    (2) To approve the Company's 1996 Officer Long-Term Incentive Plan;

    (3) To retain Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997; and

    (4) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

  The Board of Directors has fixed the close of business on June 27, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and at any adjournment or adjournments thereof.

  PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. This will ensure that your vote is counted, whether or not you attend the meeting. If you attend the meeting, you may revoke your proxy and vote in person at that time.

                                          By Order of the Board of Directors,

                                          S. WAYNE MURPHY
                                          Secretary

Dated: July 2, 1996

                         MCDERMOTT INTERNATIONAL, INC.
                              1450 POYDRAS STREET
                                P.O. BOX 61961
                       NEW ORLEANS, LOUISIANA 70112-1961

                               ----------------

                          PROXY STATEMENT FOR ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD AUGUST 6, 1996

                               ----------------

                              GENERAL INFORMATION

  This Proxy Statement is being furnished and the accompanying proxy card or voting instruction form ("Proxy") is being solicited by the Board of Directors of McDermott International, Inc. (the "Company"). The Company will bear all expenses incurred in connection with such solicitation, which is expected to be primarily by mail. Morrow & Co., Inc. has been engaged to assist in the solicitation of Proxies for a fee of $7,500, plus out-of-pocket expenses. In addition to solicitation by mail and by such proxy soliciting firm, officers and regular employees of the Company may solicit Proxies by personal interview, telephone and facsimile transmission, for which they will receive no additional compensation. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to their clients who are beneficial owners of shares. Any Proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Company, by submission of another Proxy having a later date or by voting in person at the meeting. This Proxy Statement is first being mailed to stockholders on or about July 2, 1996.

VOTING AT MEETING

  Only holders of record of the Company's Common Stock, par value $1.00 per share ("Common Stock"), at the close of business on June 27, 1996 (the "Record Date"), will be entitled to notice of, and to vote at, the Annual Meeting. There were 54,735,302 shares of Common Stock outstanding on the Record Date, each of which is entitled to one vote per share. On the Record Date, 100,000 shares of Common Stock were held by McDermott Incorporated, a publicly traded subsidiary of the Company ("McDermott"), with its address at 1450 Poydras Street, New Orleans, Louisiana 70160-0035. The Company has been informed by McDermott that it will not vote its shares of Common Stock at the meeting.

  A majority of the voting power of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum at the meeting. Each matter submitted to the stockholders, including the election of directors, requires the affirmative vote of a majority of the voting power of the outstanding shares of Common Stock represented at the meeting. Abstentions are counted for purposes of determining whether a quorum is present, but because they are not affirmative votes for an item, they will have the same effect as a "withheld" or an "against" vote. With respect to broker non-votes, the shares are counted for the purpose of determining whether a quorum is present but are not considered present at the meeting for the particular item for which the broker lacks authority to vote.

  All shares represented by valid Proxies will be voted in accordance with the choice made by the stockholder with respect to each specific item listed thereon. If a choice is not made, the Proxy will be voted for (i) the election of Directors as described under "ELECTION OF DIRECTORS", (ii) the approval of the Company's 1996 Officer Long-Term Incentive Plan and (iii) the retention of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997.

                             ELECTION OF DIRECTORS
                                   (ITEM 1)

  The Company's Articles of Incorporation provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with the term of office for each class expiring on the date of the third annual stockholders' meeting for the election of directors following the most recent election of directors for such class.

  The Board of Directors at its meeting on June 4, 1996 nominated Theodore H. Black, John F. Bookout, J. Howard Macdonald and William McCollam, Jr. for election to Class II of the Board of Directors. All of such individuals are currently Class II Directors of the Company. John A. Morgan, who also is currently a Class II Director, will not stand for election at the Annual Meeting because he has reached the maximum number of years an individual may serve as a director under the Company's By-Laws, as amended in June 1996. James A. Hunt, who was elected as a Class III Director with a term expiring at the Company's 1997 Annual Meeting, also has reached the maximum number of years of service as a director under the Company's By-laws and has voluntarily agreed to retire prior to the upcoming Annual Meeting. If elected, each Class II nominee will hold office until the Company's 1999 Annual Meeting and until his successor is elected and qualified, other than Mr. Bookout, who will retire from the Board upon his attainment of the age of 76 (the Company's mandatory retirement age for directors) in December 1998.

  The persons named as proxies in the enclosed Proxy have been designated by the Board of Directors and, unless otherwise directed, intend to vote for the election of the nominees. If any nominee should become unavailable for election, the shares will be voted for such substitute nominee as may be proposed by the Board of Directors. No circumstances are now known, however, that would prevent any of the nominees from serving. Set forth below under "Class I Directors" and "Class III Directors" are the names of the other Directors of the Company currently in office. Class I Directors will continue to serve until the Company's Annual Meeting of Stockholders in 1998 and Class III Directors will continue to serve until the Company's Annual Meeting of Stockholders in 1997. All Directors have been elected previously as directors of the Company by the stockholders.

  Set forth below is certain information (ages as of August 6, 1996) with respect to each nominee for election as a director and each Director of the Company.

                                                                       DIRECTOR
                  NAME AND PRINCIPAL OCCUPATION                    AGE  SINCE
                  -----------------------------                    --- --------

                             CLASS II NOMINEES

Theodore H. Black................................................   67   1993
Chairman of the Board and Chief Executive Officer of Ingersoll-
 Rand Company (a manufacturer of heavy equipment) from 1988 until his retirement in October 1993. He is also a director of CPC
 International, Inc., General Public Utilities Corporation and
 Ingersoll-Rand Company.
John F. Bookout..................................................   73   1988
Chairman of the Board, President and Chief Executive Officer of
 Kelley Oil & Gas Corporation since February 1996. Until his retirement in June 1988, Mr. Bookout was President and Chief
 Executive Officer of Shell Oil Company and served on the
 Supervisory Board of Directors of Royal Dutch Shell in The
 Netherlands. He is also an advisory director of The Investment
 Company of America and a director of J. Ray McDermott, S.A., a publicly traded subsidiary of the Company ("J. Ray McDermott").
J. Howard Macdonald..............................................   68   1985
Chairman and Chief Executive Officer of NatWest Investment Bank
 from January 1989 until his retirement in April 1991. He is also a director of J. Ray McDermott, The BOC Group plc and The Weir
 Group plc.
William McCollam, Jr.............................................   71   1990
Energy management consultant, and President Emeritus of Edison
 Electric Institute (an electric utility company association)
 since May 1990. From April 1978 to May 1990, he was President of
 Edison Electric Institute.

                             CLASS I DIRECTORS

Thomas D. Barrow.................................................   71   1985
Oil and gas exploration; he is Chairman of GX Technology
 (formerly GeoQuest Technology Corporation).
Philip J. Burguieres.............................................   52   1990
Chairman of the Board since December 1992 and President and Chief
 Executive Officer since April 1991 of Weatherford Enterra, Inc.
 (a diversified international energy services and manufacturing company known as Weatherford International Incorporated until
 October 5, 1995, at which time it acquired Enterra Corporation in a merger). From January 1990 until November 1990, he was
 Chairman of the Board, President and Chief Executive Officer of
 Panhandle Eastern Corporation (a natural gas transmission
 company); and prior to that, he was Chairman of the Board,
 President and Chief Executive Officer of Cameron Iron Works,
 Inc. (a manufacturer of oil tools, ball valves and forged
 products). He is also a director of Texas Commerce Bancshares,
 Inc.

                                                                       DIRECTOR
                  NAME AND PRINCIPAL OCCUPATION                    AGE  SINCE
                  -----------------------------                    --- --------
Brock A. Hattox..................................................   48   1993
Executive Vice President and Chief Financial Officer of the
 Company since February 1995. He also has been Executive Vice
 President and Chief Financial Officer, and President of the
 Engineering and Construction Group, of McDermott since February
 1995. Prior to assuming these positions, he was Senior Vice
 President and Chief Financial Officer of the Company and
 McDermott from March 1991; and prior to that, Vice President,
 Controller and Planning of Eaton Corporation (a manufacturer of engineered products for automotive, industrial, commercial and defense markets). He is also a director of McDermott and J. Ray
 McDermott.
John W. Johnstone, Jr............................................   63   1995
A director and Chairman of the Executive Finance Committee of the
 Board of Directors of Olin Corporation (a manufacturer and
 supplier of chemicals, metals, defense related products and services, and ammunition). Until his retirement in May 1996, he was Chairman of the Board from 1988 and Chief Executive Officer from 1987 of Olin Corporation, prior to which he has held
 various management and executive positions with such company from 1979. He is also a director of American Brands, Inc. and
 Phoenix Home Mutual Life Insurance Company.
James L. Dutt....................................................   71   1983*
Chairman of the Board of Stratxx Ltd. (management consultants)
 since 1986, and former Chairman of the Board and Chief Executive
 Officer of Beatrice Companies, Inc.
Robert E. Howson.................................................   64   1981
Chairman of the Board and Chief Executive Officer of the Company
 and McDermott since August 1988 and Chairman of the Board and
 Chief Executive Officer of J. Ray McDermott since January 31,
 1995. Previously President and Chief Operating Officer of the
 Company and McDermott from August 1987. He is also a director of
 McDermott, J. Ray McDermott, The Louisiana Land and Exploration
 Company and Whitney Holding Corporation.
John N. Turner...................................................   67   1993
Partner, Miller Thomson (barristers & solicitors), Toronto,
 Canada since 1990. Prior thereto, he was Leader of Opposition of the Parliament of Canada from 1984. He is also a director of E-L
 Financial Corporation, The Loewen Group Inc. and Noranda Forest
 Inc.

- --------
* Mr. Dutt served as a director of McDermott (the former parent corporation of the Company) from 1982 until he was elected a Director of the Company.

BOARD OF DIRECTORS AND ITS COMMITTEES

  General Information. The Board of Directors of the Company has several standing committees, including an Audit Committee, a Directors Nominating Committee and a Compensation Committee.

  Audit Committee. The Audit Committee is currently composed of Messrs. Macdonald (Chairman), Barrow, Black, Burguieres, Hunt and McCollam. During the Company's fiscal year ended March 31, 1996 ("fiscal year 1996"), the Audit Committee met twice. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Company and, to the extent the Audit Committee deems appropriate, by the Company's subsidiaries; meeting with the Company's independent auditors to review their report on their examination of the Company's accounts, their comments on the internal controls of the Company and the actions taken by management with regard to such comments; approving professional services, including non-audit services, rendered by such independent auditors; and recommending annually to the Board of Directors the appointment of the Company's independent auditors.

  Compensation Committee. The Compensation Committee is currently composed of Messrs. Black (Chairman), Bookout, Hunt, Macdonald and Johnstone. During fiscal year 1996, the Compensation Committee met five times. The Compensation Committee determines the salaries of all of the Company's officers elected to their positions by the Board, and also reviews and makes recommendations regarding the salaries of officers of the Company's subsidiaries; administers and makes awards under the Company's 1994 Variable Supplemental Compensation Plan and 1992 Officer Stock Incentive Program; and will administer and make awards under the 1996 Officer Long-Term Incentive Plan proposed for stockholder approval at this year's Annual Meeting.

  Directors Nominating Committee. The Directors Nominating Committee is currently composed of Messrs. Hunt (Chairman), Dutt, McCollam, Morgan and Turner. During fiscal year 1996, the Directors Nominating Committee met twice. The function of the Directors Nominating Committee is to recommend nominees for election to the Company's Board of Directors. The Directors Nominating Committee will consider nominees recommended by stockholders for election as directors. Any such recommendation, together with the nominee's qualifications and consent to be considered as a nominee, should be sent to the Secretary of the Company.

DIRECTORS' ATTENDANCE AND COMPENSATION

  Directors' Attendance and Fees. During fiscal year 1996, there were eight meetings of the Board of Directors of the Company. Each incumbent Director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, other than Mr. Black. Each Director who is not an employee of the Company or any of its subsidiaries receives an annual stipend of $28,000 plus a fee of $2,500 for each Board meeting attended and a fee of $1,000 for each telephonic Board meeting in which such Director participates.

  The Chairman of the Audit Committee receives an annual fee of $3,000 and each other member of the Audit Committee receives an annual fee of $2,000. Each member of such committee also receives a fee of $1,650 for each committee meeting attended. The Chairman of each of the Compensation Committee, the Directors

Nominating Committee and other committees of the Board receives an annual fee of $2,500 and each other member of such committees receives an annual fee of $1,750, provided that they are not employees of the Company or any of its subsidiaries. Each such member also receives a fee of $1,650 for each committee meeting attended.

  Retirement Plan and Health Care. The Company maintains an unfunded retirement plan in which all Directors who are not employees of the Company or any of its subsidiaries participate. The Retirement Plan for Non-Management Directors of McDermott International, Inc. provides an annual benefit equal to the greater of (i) 50% of the "Final Average Compensation" received (generally average annual compensation for the last three consecutive years of service) by the Director from the Company or (ii) the annual stipend (excluding meeting and committee fees and expenses) which the Company paid non-management Directors immediately preceding the last annual meeting held prior to the Director's retirement. Benefits are payable quarterly, commencing upon retirement or disability. The period of time for which a Director is due such quarterly payments equals the period of time of service as a Director. A lump sum distribution may be requested subject to the consent of the Company's Finance Committee. A death benefit is also provided in the event that the Director dies prior to the last quarterly payment due under the plan. The Directors also participate in the Company's health care plan under the same terms and conditions applicable to employees.

  Director Stock Program. The Company has a 1992 Director Stock Program, which is administered by a committee comprised of those members of the Board of Directors that are employees of the Company (the "Committee"). Under the program, the Committee may grant to Directors who are not employees of the Company or any of its subsidiaries stock options and rights to purchase restricted stock in an aggregate of up to 50,000 shares of Common Stock.

  Pursuant to the program, each eligible Director is granted options to purchase at fair market value 900, 300 and 300 shares of Common Stock on the first day of the first, second and third years, respectively, of such Director's term. The options are granted at no less than 100% of the fair market value on the date of grant. Generally, options become exercisable in full six months after the date of grant, and remain exercisable for not more than ten years and one day after the date of grant. Also pursuant to the program, each eligible Director is granted rights to purchase 450, 150 and 150 shares of Common Stock on the first day of the first, second and third years, respectively, of such Director's term at a purchase price per share equal to the par value of the Common Stock ($1.00 per share). Shares of restricted stock purchased under grants made during a Director's term are subject to restrictions and forfeiture provisions, which generally lapse at the end of such term. In the event of a change in control of the Company, all such restrictions and forfeiture provisions shall lapse and the exercisability of any outstanding options will be accelerated.

  During fiscal year 1996, options to acquire 5,100 shares of Common Stock and rights to purchase 2,550 shares of restricted stock were granted under the 1992 Director Stock Program.

                              EXECUTIVE OFFICERS

  Set forth below is the age (as of August 6, 1996), positions held with the Company and certain subsidiaries, and certain other business experience information for each of the Company's executive officers who are not Directors.

  Walter E. Boomer, 57, President, Babcock & Wilcox Power Generation Group, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company and Executive Vice President of the Company since February 1995. Before assuming his present position, Mr. Boomer was Senior Vice President and Chief Project Management Officer of the Company from August 1994; and prior to that, he was a General of the U. S. Marine Corps from 1986.

  Daniel R. Gaubert, 47, Vice President, Finance and Controller of the Company and McDermott since February 1995. He also has been Vice President, Finance of
J. Ray McDermott since August 1995. Before assuming these positions, he was Vice President and Controller of the Company and McDermott from February 1992; Corporate Controller of the Company and McDermott from July 1991; and prior to that, Group Controller, Power Generation Group, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company.

  S. Wayne Murphy, 61, Vice President, General Counsel and Corporate Secretary of the Company since June 1996. Before assuming this position, he was Acting General Counsel and Acting Corporate Secretary of the Company from February 1996; prior to which, he was Associate General Counsel of the Company from August 1993, an Assistant General Counsel of the Company from 1991 and a Senior Counsel of the Company from 1987.

  Joe J. Stewart, 58, President, Babcock & Wilcox Government Group, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company, and Executive Vice President and Chief Project Management Officer of the Company since February 1995. Before assuming his present position, Mr. Stewart was President and Chief Operating Officer of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company from February 1993; and prior to that, Executive Vice President and Group Executive, Power Generation Group, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company from August 1990.

  E. Allen Womack, Jr., 53, Senior Vice President, Shipbuilding and Industrial Group, of McDermott since August 1995, and Senior Vice President and Chief Technical Officer of the Company and McDermott since February 1993. Before assuming these positions, Mr. Womack was Senior Vice President, Research and Development and Contract Research Divisions, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company from August 1991; and prior to that, Vice President, Research and Development and Contract Research Divisions, of Babcock & Wilcox Investment Company and The Babcock & Wilcox Company.

  Richard E. Woolbert, 62, Executive Vice President and Chief Administrative Officer of the Company and McDermott since February 1995. He also has been Executive Vice President and Chief Administrative Officer of J. Ray McDermott since February 1995. Before assuming these positions, Mr. Woolbert was Senior Vice President and Chief Administrative Officer of the Company and McDermott from August 1991; and prior to that, Vice President and Chief Administrative Officer of the Company and McDermott from November 1988.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the number of shares of Common Stock beneficially owned by each Director or nominee as a Director, each Named Executive Officer, as defined in "COMPENSATION OF EXECUTIVE OFFICERS", and all Directors and executive officers of the Company as a group, as of June 5, 1996, except as otherwise noted.

                                                                       SHARES
                                                                    BENEFICIALLY
NAME                                                                   OWNED
- ----                                                                ------------
Thomas D. Barrow(1)(2).............................................     24,825
Theodore H. Black(2)...............................................      7,325
John F. Bookout(2).................................................      4,925
Walter E. Boomer(3)(4).............................................     27,660
Philip J. Burguieres(2)............................................      5,825
James L. Dutt(2)...................................................      5,275
Brock A. Hattox(3)(4)..............................................    120,189
Robert E. Howson(3)(4).............................................    525,747
James A. Hunt(2)...................................................      4,425
John W. Johnstone, Jr(2)...........................................      1,350
J. Howard Macdonald(2).............................................      3,375
William McCollam, Jr.(2)...........................................      5,375
John A. Morgan(2)..................................................      5,375
Joe J. Stewart(3)(4)...............................................    161,524
John N. Turner(2)..................................................      2,325
Richard E. Woolbert(3)(4)..........................................    133,960
All Directors and executive officers as a group (19 persons).......  1,169,627

- --------
(1) Does not include 5,000 shares as to which Mr. Barrow disclaims beneficial ownership.
(2) With respect to Mr. Bookout, includes 1,950 shares of Common Stock; with respect to Mr. Dutt, includes 2,850 shares of Common Stock; with respect to Mr. Johnstone, includes 900 shares of Common Stock; with respect to each of Messrs. Black and Turner, includes 1,550 shares of Common Stock; with respect to each of Messrs. Barrow, Burguieres and Hunt, includes 2,550 shares of Common Stock; with respect to each of Messrs. Macdonald, McCollam and Morgan, includes 2,250 shares of Common Stock; all of which may be acquired within 60 days of June 5, 1996 upon the exercise of stock options granted under the Company's 1992 Director Stock Program. With respect to Mr. Bookout, includes 150 shares of Common Stock; with respect to Mr. Dutt, includes 1,050 shares of Common Stock; with respect to each of Messrs. Hunt and Turner, includes 600 shares of Common Stock; with respect to each of Messrs. Barrow, Burguieres and Johnstone, includes 450 shares of Common Stock; with respect to each of Messrs. Black, Macdonald, McCollam and Morgan, includes 750 shares of Common Stock; all of which are shares of restricted stock awarded under the Company's 1992 Director Stock Program as to which such individuals have sole voting power but no dispositive power.

(3) With respect to Messrs. Boomer, Hattox, Howson, Stewart and Woolbert, includes 9,957, 77,754, 307,670, 94,460 and 80,557 shares, respectively, of Common Stock that may be acquired within 60 days of June 5, 1996 upon the exercise of stock options granted under the Company's 1983 and 1987 Long-Term Performance Incentive Compensation Programs or 1992 Officer Stock Incentive Program. With respect to Messrs. Boomer, Hattox, Howson, Stewart and Woolbert, includes 17,460, 39,410, 196,470, 57,955 and 40,430 restricted shares, respectively, of Common Stock, as to which such individuals have sole voting power but no dispositive power, granted under the Company's 1987 Long-Term Performance Incentive Compensation Program or 1992 Officer Stock Incentive Program.
(4) With respect to Messrs. Boomer, Hattox, Howson, Stewart and Woolbert, includes the equivalent of 243, 1,025, 1,022, 1,074 and 1,158 shares, respectively, of Common Stock held for such individuals' accounts in The Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "McDermott Thrift Plan") as of March 31, 1996.

  As of June 5, 1996, Mr. Woolbert also beneficially owned, through the McDermott Thrift Plan, the equivalent of 171 shares of McDermott's Series A $2.20 Cumulative Convertible Preferred Stock ("McDermott Series A") and
164.673 shares of McDermott's Series B $2.60 Cumulative Preferred Stock ("McDermott Series B"). As of such date, all Directors and executive officers as a group beneficially owned the equivalent of 175 shares of McDermott Series A and 168.673 shares of McDermott Series B.

  As of June 5, 1996, Messrs. Hattox, Howson and Woolbert also beneficially owned 1,200, 23,014, and 5,710 shares, respectively, of J. Ray McDermott's Common Stock, $.01 par value per share ("JRM Common Stock"), all of which shares, other than the 1,200 shares owned by Mr. Hattox, may be or were acquired under J. Ray McDermott's Executive Long-Term Incentive Compensation Plan. With respect to the shares of JRM Common Stock beneficially owned by Messrs. Howson and Woolbert, 7,924 and 1,260 shares, respectively, may be acquired within 60 days of June 5, 1996 upon the exercise of stock options, and 15,090 and 4,450 shares, respectively, are restricted stock awards with respect to which such individuals have sole voting power but no dispositive power. As of such date, all Directors and executive officers as a group beneficially owned 33,314 shares of JRM Common Stock.

  Total shares beneficially owned in all cases constituted less than one percent of the outstanding shares of the applicable security, except that the 1,169,627 shares of Common Stock beneficially owned by all Directors and executive officers as a group constituted approximately 2.02% of the outstanding Common Stock on June 5, 1996, less shares held by McDermott Incorporated, plus those shares deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table furnishes information concerning all persons known to the Company to beneficially own 5% or more of the Common Stock, which is the only class of voting stock of the Company:

                                                        AMOUNT AND
                                                        NATURE OF
                               NAME AND ADDRESS OF      BENEFICIAL      PERCENT
TITLE OF CLASS                   BENEFICIAL OWNER      OWNERSHIP(1)   OF CLASS(2)
- --------------              -------------------------- ------------   -----------
Common Stock............... FMR Corp.                   5,624,710(3)     9.76%
                            82 Devonshire Street
                            Boston, MA 02109-3614
Common Stock............... Norwest Corporation         5,567,110(4)     9.66%
                            Sixth and Marquette
                            Minneapolis, MN 55479-1026

- --------
(1) Sole voting and investment power unless otherwise noted.
(2) Percent of class based upon the outstanding shares of Common Stock on June 5, 1996, less shares held by McDermott Incorporated, plus those shares deemed to be outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act.
(3) As reported on a Schedule 13-G dated January 10, 1996.
(4) As reported on a Schedule 13-G dated February 8, 1996.

                       REPORT ON EXECUTIVE COMPENSATION

TO OUR STOCKHOLDERS

  The Compensation Committee is comprised of five independent, non-employee directors who have no "interlocking" relationships with the Company. The Compensation Committee exists to develop executive compensation policies that support the Company's strategic business objectives and values. The duties of this Committee include:

 .  Review and approval of the design of executive compensation programs and all salary arrangements that Company executives receive;
 .  Assessment of the effectiveness of the programs in light of compensation policies;
 . Evaluation of executive performance; and . Assistance in succession planning.

COMPENSATION PHILOSOPHY

  The Compensation Committee adheres to an executive compensation philosophy which supports the Company's business strategies. These strategies are to:

 .  Generate profits;
 .  Maximize stockholder value over the long term;
 .  Strengthen cash flow; and
 .  Provide products and services of the highest value.

  The Compensation Committee's philosophy for executive compensation is to:

 . Emphasize at-risk compensation, while balancing short-term and long-term compensation to support the Company's business and financial strategic goals.
 .  Reflect positive, as well as negative, Company and individual performance in pay.
 .  Encourage equity-based compensation to reinforce management's focus on stockholder value.
 . Provide adequate, fair, and competitive pay opportunities which will attract, retain, and develop executive talent.

  Company executives participate in a comprehensive compensation program which is built around this four-pronged philosophy. The key components of this program include base salary, annual cash incentives, long-term incentives (stock options and restricted stock) and benefits.

  Each of these components is reviewed by the Compensation Committee as described previously. To ensure the Company's pay is comparable to median market practices, competitive market data is collected from multiple external sources. The data collected is both on an industry-specific basis and an overall industrial basis. The industry-specific comparison is collected using a group of companies who tend to have national and international business operations and similar sales volumes, market capitalizations, employment levels, and lines of business. The Compensation Committee reviews and approves the selection of companies used for this purpose and attempts to mirror the peer group reflected in the performance graph. However, the comparator groups are not identical because the market data used by the Company is much broader based than the companies included in the performance graph peer group. This market information is reviewed annually by the members of the Compensation Committee. The same market basis is used for assessing all components of the Company executives' pay.

  When setting compensation levels, the Compensation Committee considers each component of an executive's pay. Certain quantitative formulas have been adopted for the individual compensation plans themselves (e.g., incentive plans). However, specific weights are not used in setting each component of pay relative to another. Instead, the Compensation Committee uses a combination of the results of the performance-based compensation determiners (mathematical formulas) and discretion, depending on the particular component involved.

  Each of the components of pay is discussed in greater detail below.

BASE SALARY

  Salaries reflect an individual's level of responsibility, prior experience, breadth of knowledge, personal contributions, position within the Company's executive structure, and market pay practices. Overall, salaries are targeted at the median of market practice.

  A qualitative assessment of performance is considered when making annual adjustments. Many factors are taken into account, including individual performance, both past and present. The factors used in making this evaluation may vary by position.

  Mr. Howson received a 10 percent increase in base salary during fiscal year 1996 ($85,260). This increase reflects the Compensation Committee's evaluation of Mr. Howson's individual contributions to the Company's strategy and market positioning, both short-term and long-term. In addition, his base salary was reviewed in light of competitive data for chief executive officers for relevant companies (see earlier discussion regarding type of companies considered). Mr. Howson's salary is reflective of the median of these peers and his years of service with the Company. Other executives' base pay increased in recognition of the factors described previously.

ANNUAL INCENTIVES

  The Company established a Variable Supplemental Compensation Plan in 1987 to support its short-term financial focus. In 1994, the Company's Board adopted the 1994 Variable Supplemental Compensation Plan, which was submitted to, and received the approval of, the Company's stockholders. Payments under the plan are intended to comply with the deductibility requirements set forth under Section 162(m) of the Internal Revenue Code of 1986. For fiscal year 1996, the plan was tied to cash flow return on capital. The plan is formula driven and self-funded, based on a minimum level of financial performance to be achieved each year. Executives' opportunities under the plan are expressed as a targeted percent of base salary. These targets, like base salary, are set at approximately the median market levels, as indicated by the group of similar companies. The Compensation Committee believes the goals associated with target bonus payments are achievable yet require considerable effort and innovation on the part of each executive. Executives only receive payments under the plan if the minimum level of performance is reached.

  Mr. Howson's fiscal year 1996 bonus payment was $218,388, which represents
25.6 percent of his base salary in effect at the beginning of fiscal year 1996 (versus a 70% target). This reflects the Company's audited performance relative to cash flow return on capital. Mr. Howson's payout is less than the targeted amount and was calculated in light of Company performance which exceeded the minimum required level but did not exceed the previous year's performance. Other executives' bonuses decreased in comparison with fiscal year 1995 for the same reasons.

LONG-TERM INCENTIVES

  The 1992 Officer Stock Incentive Program provided executives with long-term, equity-based opportunities. This program provided performance-based compensation. However, revisions are necessary to ensure continued compliance with Section 162(m). A new plan is being submitted to the Company's stockholders for approval at this year's Annual Meeting.

  The Compensation Committee considers multiple factors when determining award sizes. Weightings between the factors (listed below) are informal, not quantitative.

 .  Various financial performance criteria (which may include returns on capital and assets, profitability, and stockholder return);
 .  Level of responsibility;
 .  Prior experience;
 .  Historical award data; and
 .  Market practices among similar companies.

  Stock Options. At the Company, stock options are granted at prices equal to fair market value on the date of grant. Executives do not realize value unless the stock price rises above the price on the date of grant. This, in turn, creates value for stockholders (a primary focus at the Company). In addition, stock options encourage accumulation of stock ownership among executives.

  Mr. Howson was granted options to acquire 100,470 shares of Common Stock in fiscal year 1996 at a per share exercise price of $19.3125 (fair market value). This option grant is reflective of market practice and Mr. Howson's ability to influence the Company's long-term success. In accordance with Mr. Howson's employment agreement, this is the last year of his eligibility for annual option grants. The terms of his agreement state he will not receive long-term incentive awards in the last two years of his employment. Any further grants of options will be limited to the recognition of extraordinary achievements.

  Mr. Howson also received a grant of options to acquire JRM Common Stock in recognition of the services he renders as Chairman and Chief Executive Officer of J. Ray McDermott, a publicly traded subsidiary of the Company. The award was for options to acquire 32,560 shares of JRM Common Stock at a per share exercise price of $16.6875 (market value on the date of grant).

  Restricted Stock. Restricted stock is also granted to certain executives to reinforce the importance of stock ownership and to focus executives on creating stockholder value. The ability to receive restricted stock is based upon Company performance. One-half of each grant vests with performance; the other one-half vests at the end of five years. Performance vesting allows restrictions to lapse between the third and tenth anniversary of the date of grant. The specific vesting dates are determined based upon the Company's average return on capital versus a group of peer companies.

  The peer companies are selected by the Compensation Committee based upon industry relevance and market capitalization, as well as other factors. This group has remained fairly constant for the past six years, mirroring as closely as possible the companies used in determining market pay levels. For awards made in fiscal year 1996, the peer group is the same as those companies represented in the performance graph.

  Shares are forfeited in the event of a termination not caused by death, disability, retirement or a change in control. Executives receive voting and dividend rights at the time of the grant.

  For fiscal year 1996, Mr. Howson received awards of 26,820 restricted shares of Common Stock as determined by the 1992 Officer Stock Incentive Program and actual performance. Under the terms of his employment agreement, he will not receive grants of restricted stock in the last two years of employment. Mr. Howson also received 7,600 restricted shares of JRM Common Stock for fiscal year 1996 in recognition of the services he renders as Chairman and Chief Executive Officer of this subsidiary.

CONCLUSION

  These programs have been designed to support the Company and the stockholders, while remaining fair and equitable to the Company's management team. We monitor these programs and their effectiveness on an ongoing basis; this responsibility remains a critical part of our charter.

                                                  Theodore H. Black, Chairman
                                                  John F. Bookout
                                                  James A. Hunt
                                                  J. W. Johnstone, Jr.
                                                  J. Howard Macdonald

PERFORMANCE GRAPH

  Set forth below is a graph comparing the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return of the S&P 500 Index and a peer group index, which reflects the Company's primary business segments, composed of Cooper Industries, Inc., Dresser Industries, Fluor Corporation, Foster Wheeler Corporation, Halliburton Company, Raytheon Company, Schlumberger Limited, Stone & Webster Inc., Trinity Industries, United Dominion Industries, Inc., Westinghouse Electric Corporation, and Zurn Industries, Inc. CBI, Inc. is no longer included in the peer group due to the merger between Praxair, Inc. and CBI, Inc. effective as of March 12, 1996.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             MCDERMOTT INTERNATIONAL, INC; S&P 500; AND PEER GROUP



[Performance Graph appears here]

* Assumes $100 invested on March 31, 1991 in McDermott International, Inc. common stock; S&P 500; and the Peer Group and the reinvestment of dividends as they are paid.

                                3/31/91 3/31/92 3/31/93 3/31/94 3/31/95 3/31/96
                                ------- ------- ------- ------- ------- -------
      McDermott International,
       Inc....................  $100.00 $ 93.17 $122.97 $ 93.01 $132.34 $ 97.55
      S&P.....................  $100.00 $110.99 $127.85 $129.74 $149.91 $197.88
      Peer Group..............  $100.00 $ 87.49 $ 96.46 $ 94.02 $104.79 $143.60

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

  The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer and four highest paid executive officers (collectively, the "Named Executive Officers") for fiscal years 1996, 1995 and 1994:

                          SUMMARY COMPENSATION TABLE

                                                    ANNUAL COMPENSATION(1)      LONG-TERM COMPENSATION
                                                  -------------------------- ----------------------------------
                                                                                    AWARDS              PAYOUTS
                                                                             ------------------------   -------
                                                                                           SECURITIES
                                                                     OTHER                 UNDERLYING             ALL
                             PRINCIPAL     FISCAL                    ANNUAL  RESTRICTED      STOCK       LTIP    OTHER
          NAME               POSITION       YEAR   SALARY   BONUS   COMP.(2)  STOCK(3)      OPTIONS     PAYOUTS COMP.(4)
          ----           ----------------- ------ -------- -------- -------- ----------    ----------   ------- --------
R.E. Howson............. Chairman & Chief   1996  $902,335 $218,388 $123,656 $  746,515     133,030(5)    $ 0   $30,705
                         Executive Officer  1995  $814,301 $294,977 $ 48,630 $1,870,833(6)  385,450(7)    $ 0   $27,078
                                            1994  $729,210 $325,264 $ 41,496 $  567,025      65,820       $ 0   $29,652
W. E. Boomer(8)......... Executive VP       1996  $302,000 $ 53,355 $ 62,003 $  150,230      18,640       $ 0   $10,650
                                            1995  $130,114 $ 64,562 $  3,160 $  250,590      29,870       $ 0   $ 2,525
                                            1994     --       --       --        --            --         --       --
B.A. Hattox............. Executive VP &     1996  $364,335 $ 26,677 $ 68,158 $   75,115      22,490       $ 0   $ 5,622
                         Chief Financial    1995  $326,335 $ 83,440 $ 10,549 $  199,241      15,870       $ 0   $ 5,424
                         Officer            1994  $306,325 $ 92,008 $  5,126 $  178,756      18,860       $ 0   $27,980(9)
J.J. Stewart............ Executive VP &     1996  $383,885 $ 77,663 $ 39,143 $  218,705      23,710       $ 0   $ 9,162
                         Chief Project      1995  $364,995 $ 93,868 $ 10,772 $  172,358      15,870       $ 0   $ 9,162
                         Management         1994  $344,615 $119,849 $  4,487 $  217,838      24,060       $ 0   $ 9,913
                         Officer
R. E. Woolbert.......... Executive VP &     1996  $344,945 $ 59,559 $ 44,724 $  224,910      32,615(5)    $ 0   $ 9,905
                         Chief Adminis-     1995  $301,685 $ 76,948 $  4,335 $  191,674      14,400(7)    $ 0   $ 9,905
                         trative Officer    1994  $280,085 $ 84,848 $ 13,569 $  163,262      17,230       $ 0   $10,605

- --------
(1) Includes amounts earned in the fiscal year, whether or not deferred.
(2) For fiscal year 1996, with respect to Mr. Howson, includes $78,551 for cost of personal use of Company aircraft; with respect to Mr. Boomer, includes $44,527 for relocation expenses; with respect to Mr. Hattox, includes $51,855 for relocation expenses; with respect to Mr. Stewart, includes $31,805 for relocation expenses; and with respect to Mr. Woolbert, includes $43,584 for cost of personal use of Company aircraft.
(3) Restricted stock awards are valued at the closing market price of Common Stock or JRM Common Stock, as applicable, on the date of grant less any amounts paid by the executive officers for such awards. As of March 31, 1996 (which is prior to the date of restricted stock awards for fiscal year 1996), the total number of restricted shares of Common Stock and JRM Common Stock held by the Named Executive Officers and their market values (based upon closing market prices on March 29, 1996 of $19.25 and $19.375, respectively) are as follows: Mr. Howson held 169,650 shares of Common Stock valued at $3,096,113 and 7,490 shares of JRM Common Stock valued at $137,629; Mr. Hattox held 35,790 shares of Common Stock valued at $653,168; Mr. Stewart held 47,415 shares of Common Stock valued at $865,324; Mr. Boomer held 10,220 shares of Common Stock valued at $186,515; Mr. Woolbert held 32,350 shares of Common Stock valued at $590,388 and 2,160 shares of JRM Common Stock valued at $39,690. Dividends are paid on restricted shares at the same time and at the same rate as dividends paid to all stockholders. Grants of restricted stock generally vest fifty percent in five years with the remaining fifty percent vesting in three to ten years based on performance. In the event of a change of control of the Company, the Compensation Committee may cause all restrictions to lapse.
(4) Amounts shown for fiscal year 1996 relate to company matching contributions to the McDermott Thrift Plan for each of the Named Executive Officers in the amount of $4,500, and the value of insurance premiums paid by the Company for Messrs. Howson, Boomer, Hattox, Stewart and Woolbert in the amounts of $26,205, $6,150, $1,122, $4,662 and $5,405, respectively.
(5) Includes 32,560 and 8,110 options to purchase JRM Common Stock granted to Messrs. Howson and Woolbert, respectively, during fiscal year 1996.
(6) Includes 50,000 restricted shares of Common Stock awarded under his employment agreement that will vest less than three years from the date of grant if the Board of Directors approves a successor to Mr. Howson during such time.
(7) Excludes 23,770 and 3,780 options to purchase JRM Common Stock granted to Messrs. Howson and Woolbert, respectively, during fiscal year 1995.
(8) Mr. Boomer became employed as an executive officer of the Company in August 1994.
(9) Includes $20,000 for fiscal year 1994 representing amounts paid to Mr. Hattox as a signing bonus.

OPTION GRANT TABLE

  Options generally vest in equal installments of one-third beginning on the first anniversary of the date of grant through the third anniversary of the date of grant and expire ten years from the date of grant; provided, however, that with respect to half of the options granted, they only vest on such anniversary dates of grant if certain targeted earnings per share of the Company are achieved for the applicable fiscal years. In general, vesting is contingent on continuing employment with the Company. In the event of a change in control of the Company, the Compensation Committee may accelerate the exercisability of any outstanding options. The following table provides information about option grants to the Named Executive Officers during fiscal year 1996. The Company did not grant any stock appreciation rights to its executive officers during fiscal year 1996.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                     POTENTIAL REALIZABLE VALUE
                                                                     AT ASSUMED ANNUAL RATES OF
                                                                      STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                  FOR OPTION TERM(1)
                         ------------------------------------------- ----------------------------
                         NUMBER OF
                         SECURITIES  % OF TOTAL
                         UNDERLYING   OPTIONS                             5%            10%
                          OPTIONS    GRANTED TO  EXERCISE EXPIRATION ------------  --------------
NAME                      GRANTED   EMPLOYEES(2) PRICE(3)    DATE    DOLLAR GAINS   DOLLAR GAINS
- ----                     ---------- ------------ -------- ---------- ------------  --------------
R.E. Howson
 Common Stock...........  100,470      14.34     $19.3125  02/07/06    $1,220,258      $3,092,386
 JRM Common Stock.......   32,560       8.44     $16.6875  02/05/06      $341,707        $865,953
W.E. Boomer
 Common Stock...........   18,640       2.66     $19.3125  02/07/06      $226,392        $573,724
B.A. Hattox
 Common Stock...........   22,490       3.21     $19.3125  02/07/06      $273,152        $692,224
J.J. Stewart
 Common Stock...........   23,710       3.38     $19.3125  02/07/06      $287,970        $729,775
R.E. Woolbert
 Common Stock...........   24,505       3.50     $19.3125  02/07/06      $297,626        $754,244
 JRM Common Stock.......    8,110       2.10     $16.6875  02/05/06       $85,112        $215,690
All Stockholders (4)
 Common Stock...........       --         --     $19.3125        --  $662,364,838  $1,678,569,003
 JRM Common Stock.......       --         --     $16.6875        --  $421,865,384  $1,069,088,493
Named Executive Officers' gains as a % of all stockholders' gains
 for the Company....................................................          .35%            .35%
 JRM................................................................          .10%            .10%

- --------
(1) At a five percent and ten percent annual rate of appreciation, the stock price would be approximately $31.4580 and $50.0917 per share of Common Stock, respectively, and approximately $27.1822 and $43.2831 per share of JRM Common Stock, respectively, if the assumed annual rates of stock price appreciation shown were to be achieved over a ten year option term.

(2) Based on 700,745 and 385,710 options granted to all employees of the Company and JRM, respectively, during fiscal year 1996.
(3) Fair market value on date of grant.
(4) Total dollar gains based on the assumed annual rates of appreciation shown here and calculated on 54,535,823 outstanding shares of Common Stock and 40,197,946 outstanding shares of JRM Common Stock on March 31, 1996.

OPTION EXERCISES AND YEAR-END VALUE TABLE

  The following table provides information concerning the exercise of stock options during fiscal year 1996 by each of the Named Executive Officers and the value at March 31, 1996 of unexercised options held by such individuals. The value of unexercised options reflects the increase in market value of Common Stock and JRM Common Stock from the date of grant through March 31, 1996 (when the fair market value of Common Stock and JRM Common Stock was $19.25 and $19.375, respectively, per share). The value actually realized upon exercise of the options by the Named Executive Officers will depend on the value of Common Stock and JRM Common Stock at the time of exercise.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
                    YEAR AND FISCAL YEAR-END OPTION VALUES

                                                 TOTAL NUMBER OF
                                              SECURITIES UNDERLYING        TOTAL VALUE OF
                         NUMBER OF          UNEXERCISED OPTIONS HELD  UNEXERCISED, IN-THE-MONEY
                          SHARES                       AT              OPTIONS HELD AT FISCAL
                         ACQUIRED                FISCAL YEAR-END              YEAR-END
                            ON      VALUE   ------------------------- -------------------------
NAME                     EXERCISE  REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
- ----                     --------- -------- ----------- ------------- ----------- -------------
R.E. Howson
 Common Stock...........      0      $ 0      307,670      487,710      $97,953           $0
 JRM Common Stock.......      0      $ 0        7,924       48,406           $0      $87,505
W.E. Boomer
 Common Stock...........      0      $ 0        9,957       38,553           $0           $0
B.A. Hattox
 Common Stock...........      0      $ 0       77,754       39,356           $0           $0
J.J. Stewart
 Common Stock...........      0      $ 0       96,460       42,310      $17,306           $0
R.E. Woolbert
 Common Stock...........      0      $ 0       80,557       39,848      $41,952           $0
 JRM Common Stock.......      0      $ 0        1,260       10,630           $0      $21,796

EMPLOYMENT AGREEMENT

  The Company entered into an employment agreement (the "Agreement") with Mr. Howson effective as of September 1, 1994, whereby he will continue to serve as Chairman of the Board and Chief Executive Officer of the Company through August 31, 1998, subject to earlier termination as described below. The Agreement provides Mr. Howson with an annual base salary of $852,000, subject to increase by the Compensation Committee in accordance with Company practices based upon Mr. Howson's performance. In addition, Mr. Howson was granted the right to purchase 50,000 restricted shares of Common Stock for $1.00 per share and options to purchase 325,000 shares of Common Stock, both of which will vest at the earlier of (i) such time as the Board approves a successor to Mr. Howson or (ii) the expiration of the Agreement. He is also entitled to receive an annual cash bonus (if any, as determined by the Compensation Committee based upon the achievement of certain pre-established performance goals) and to participate in all plans, policies and programs maintained or provided by the Company for its officers, except that Mr. Howson only will be entitled to receive stock option and restricted stock grants under the Company's 1992 Officer Stock Incentive Program for fiscal years 1995 and 1996. The Agreement also provides for (i) the vesting of all of Mr. Howson's unvested stock options (other than the 325,000 stock options described above) on September 1, 1996, (ii) the accelerated vesting of Mr. Howson's restricted stock grants upon his attainment of age 65 at the discretion of the Board of Directors, and
(iii) amendments to the Company's Supplemental Executive Retirement Plan for purposes of determining Mr. Howson's retirement benefit under such plan, including increasing Mr. Howson's maximum benefit thereunder to 73% of his final 3-year average cash compensation (based upon his highest three years, consecutive or nonconsecutive, of base salary and bonus during the last ten years of his employment).

  The Agreement may be terminated prior to August 31, 1998 under certain circumstances, including death, disability and voluntary retirement. However, in the event of termination due to a change in control of the Company or "excuse by the Board", as defined in the Agreement, Mr. Howson will continue to receive his annual base salary and other benefits and rights under the Agreement during the remaining term thereof. In the event of termination by the Board for reasons other than a change in control or "excuse by the Board" prior to attainment of age 65, Mr. Howson's severance benefits will be the greater of the benefits due under the Agreement through age 65 or one year of benefits under the Agreement; and for such termination after age 65 and prior to the end of the Agreement's term, Mr. Howson's severance benefits will be the greater of the remaining benefits due under the Agreement or one additional year of benefits that he would receive pursuant to the Agreement's terms. Upon such termination, all shares of restricted stock and options to purchase Common Stock awarded to Mr. Howson will vest.

  Under the Agreement, Mr. Howson may not associate himself with any business or entity which is in competition with the Company or induce any employee of the Company to accept employment with any competitor of the Company during the term of the Agreement, and for the greater of 24 months following the expiration of the Agreement or any other period during which amounts are paid to him under the Agreement.

RETIREMENT PLANS

  Pension Plans. The Company maintains several funded retirement plans covering substantially all regular full-time employees, except certain non-resident alien employees who are not citizens of a European Community country or who do not earn income in the United States, Canada or the United Kingdom. All officers who are employees of the Company or certain of its subsidiaries, including McDermott, are covered under The Retirement Plan for Employees of McDermott Incorporated (the "McDermott Retirement Plan"). Officers who are employed by The Babcock & Wilcox Company ("B&W") or certain of its subsidiaries or affiliates are covered under The Employee Retirement Plan of The Babcock & Wilcox Company (the "B&W Retirement Plan"). Effective April 1, 1995, officers who are employed by J. Ray McDermott Holdings, Inc. or certain of its subsidiaries or affiliates, including J. Ray McDermott, are covered under The Retirement Plan of Employees of J. Ray McDermott Holdings, Inc. Employees do not contribute to any of these plans and company contributions are determined on an actuarial basis. An employee must be employed by the Company or a subsidiary for one year prior to participating in the plans and must have five years of continuous service to vest in any accrued benefits under the plans. Pension benefits will be paid directly by the applicable company or a subsidiary under the terms of the unfunded excess benefit plans maintained by them (the "Excess Plans") to the extent that benefits payable under these qualified plans are limited by Section 415(b) or 401(a)(17) of the Internal Revenue Code.

  The following table shows the annual benefit payable under the McDermott Retirement Plan at age 65 (the normal retirement age) to employees retiring in 1996 in accordance with the lifetime only method of payment and before profit sharing plan offsets. Benefits are based on the formula of a specified percentage (dependent on years of service) of average annual basic earnings (exclusive of bonus and allowances) during the 60 consecutive months out of the ten years prior to retirement in which such earnings were highest ("Final Average Earnings") less a specified percentage of anticipated social security benefits. Final Average Earnings and credited service under the McDermott Retirement Plan at December 31, 1995 (the end of the last plan year) for Messers. Howson, Boomer and Hattox were $726,060 and 24 years, $280,566 and 1 year, and $304,060 and 4 years, respectively. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.

                           MCDERMOTT RETIREMENT PLAN

  FINAL       ANNUAL BENEFITS AT AGE 65 FOR YEARS OF SERVICE INDICATED
 AVERAGE   --------------------------------------------------------------
 EARNINGS     10       15       20       25       30       35       40
 --------  -------- -------- -------- -------- -------- -------- --------
 100,000   $ 14,171 $ 21,256 $ 28,341 $ 35,427 $ 43,354 $ 51,282 $ 58,623
 150,000     22,504   33,756   45,008   56,260   67,512   78,764   90,016
 200,000     30,837   46,256   61,675   77,093   92,512  107,931  123,349
 250,000     39,171   58,756   78,341   97,927  117,512  137,097  156,683
 300,000     47,504   71,256   95,008  118,760  142,512  166,264  190,016
 400,000     64,171   96,256  128,341  160,427  192,512  224,597  256,683
 500,000     80,837  121,256  161,675  202,093  242,512  282,931  323,349
 600,000     97,504  146,256  195,008  243,760  292,512  341,264  390,016
 700,000    114,171  171,256  228,341  285,427  342,512  399,597  456,683
 800,000    130,837  196,256  261,675  327,093  392,512  457,931  523,349

  The following table shows the annual benefit payable under the B&W Retirement Plan at age 65 (the normal retirement age) to employees retiring in 1996 in accordance with the lifetime only method of payment. Benefits are based on the formula of a specified percentage (dependent on the level of wages subject to social security taxes during the employee's career) of average annual earnings (inclusive of bonuses) during the 60 consecutive months out of the ten years prior to retirement in which such earnings were highest ("B&W Final Average Earnings"). B&W Final Average Earnings and credited service under the B&W Retirement Plan at December 31, 1995 (the end of the last plan year) for Messrs. Stewart and Woolbert were $457,008 and 23 years, and $367,652 and 40 years, respectively. Unless elected otherwise by the employee, payment will be made in the form of a joint and survivor annuity of equivalent actuarial value to the amount shown below.

                       BABCOCK & WILCOX RETIREMENT PLAN

   B&W
  FINAL      ANNUAL BENEFITS AT AGE 65 FOR YEARS OF SERVICE INDICATED
 AVERAGE   -------------------------------------------------------------
 EARNINGS    10       15       20       25       30       35       40
 --------  ------- -------- -------- -------- -------- -------- --------
 100,000   $11,810 $ 17,715 $ 23,620 $ 29,525 $ 35,430 $ 41,335 $ 47,240
 150,000    18,060   27,090   36,120   45,150   54,180   63,210   72,240
 200,000    24,310   36,465   48,620   60,775   72,930   85,085   97,240
 250,000    30,560   45,840   61,120   76,400   91,680  106,960  122,240
 300,000    36,810   55,215   73,620   92,025  110,430  128,835  147,240
 400,000    49,310   73,965   98,620  123,275  147,930  172,585  197,240
 500,000    61,810   92,715  123,620  154,525  185,430  216,335  247,240
 600,000    74,310  111,465  148,620  185,775  222,930  260,085  297,240

  Supplemental Executive Retirement Plan. An unfunded supplemental retirement plan called the Supplemental Executive Retirement Plan (the "SERP") was established in June 1980 by McDermott and was amended to become a plan of the Company in September 1989. In March 1995, J. Ray McDermott became a participating employer in SERP. The SERP covers certain officers of the Company and other designated companies, including McDermott, J. Ray McDermott and B&W. Generally, benefits are based upon a specified percentage (determined by age, years of service and date of initial participation in the SERP) of final 3-year average cash compensation (salary plus supplemental compensation for the highest three out of the last ten years of service) or 3-year average cash compensation prior to SERP scheduled retirement date, whichever is greater. Except for the benefit payable to Mr. Howson, the maximum benefit shall not exceed 60-65% (dependent upon date of initial participation in the SERP) of such 3-year average cash compensation. Under Mr. Howson's employment agreement, the maximum benefit payable to Mr. Howson is 73% of his final 3-year average cash compensation as described under "Employment Agreement" above. Payments under the SERP will be reduced by an amount equal to pension benefits payable under any other retirement plan maintained by the Company, any of its subsidiary companies or any previous employer. A death benefit is also provided under the SERP. Before giving effect to such reductions, the approximate annual benefit payable under the SERP to Messrs. Boomer, Hattox, Howson, Stewart and Woolbert at retirement age as stated in the SERP is 27.25%, 60.0%, 73.0%, 60.0% and 65.0%, respectively, of each such person's final 3-year average cash compensation.

  A trust (assets of the trust constitute corporate assets) has been established which is designed to ensure the payment of benefits arising under the SERP, the Excess Plans and certain other contracts and arrangements (collectively, the "Plans") in the event of an effective change in control of the Company. Although the Company would retain primary responsibility for such payments, the trust would provide for payments to designated participants, in the form of lump sum distributions, if certain events occur following an effective change in control of the Company, including but not limited to failure by the Company to make such payments and the termination of a participant's employment under certain specified circumstances. In addition, with respect to benefits which otherwise would have been paid in the form of an annuity, the trust provides for certain lump sum equalization payments which, when added to the basic lump sum payments described above, would be sufficient, after payment of all applicable taxes, to enable each active participant receiving a lump sum distribution to purchase an annuity which would provide such participant with the same net after-tax stream of annuity benefits that such participant would have realized had he retired as of the date of the lump sum distribution and commenced to receive annuity payments at that time under the terms of the applicable Plan, based on salary and service factors at the time of the effective change in control. With respect to designated participants who retire prior to an effective change in control and who receive a basic lump sum distribution under the circumstances described above, the trust provides for similar lump sum equalization payments, based on salary and service factors at the time of actual retirement.

                                APPROVAL OF THE
                       COMPANY'S 1996 OFFICER LONG-TERM
                                INCENTIVE PLAN
                                   (ITEM 2)

  The success of the Company depends, in large measure, on its ability to recruit and retain officers and key employees with outstanding ability and experience. The Board of Directors also believes there is a need to align stockholders and employee interests by encouraging employee stock ownership and to motivate employees with compensation conditioned upon achievement of the Company's financial goals. In order to accomplish these objectives, the Board of Directors has adopted, subject to approval by the Company's stockholders, the McDermott International, Inc. 1996 Officer Long-Term Incentive Plan (the "LTIP" or "Incentive Plan"). The Incentive Plan is intended to supplement and eventually replace the Company's 1987 Long Term Incentive Compensation Program (the "1987 Program") and 1992 Officer Stock Incentive Program (the "1992 Program") as shares of Common Stock available for issuance under the 1987 Program and 1992 Program will be largely exhausted by 1997.

  The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting on this proposal is required for adoption of the Incentive Plan. The Board of Directors recommends that stockholders vote "FOR" this proposal.

SUMMARY DESCRIPTION OF THE LTIP

  The following summary of the terms of the LTIP is qualified in its entirety by reference to the text of the plan, which is attached as Appendix A to this Proxy Statement. If adopted by the stockholders, the LTIP will be effective as of April 1, 1996.

  Administration. The LTIP will be administered by the Compensation Committee of the Company's Board of Directors.

  Eligibility. Officers and key employees of the Company and its subsidiaries are eligible to participate in the LTIP. Non-employee Directors of the Company are not eligible. Thirty-five employees of the Company and its subsidiaries currently participate in the 1992 Program; however, because the LTIP provides for broad discretion in selecting participants and in making awards, the total number of persons who will participate and the respective benefits to be accorded to them cannot be determined at this time.

  Stock Available for Issuance Through the LTIP. The LTIP provides for a number of forms of stock-based compensation, as described below. Up to 2,500,000 shares of the Company's Common Stock are authorized for issuance through the LTIP. Provisions in the LTIP permit the reuse or reissuance by the plan of shares of Common Stock underlying canceled, expired or forfeited awards of stock-based compensation, as well as shares tendered in payment of a stock option exercise price or withheld by the Company to pay taxes on an award, subject to the restrictions imposed under the Securities and Exchange Commission's ("SEC") short-swing trading rules.

  Stock-based compensation will typically be issued in consideration for the performance of services to the Company, but payment of a purchase price for each share of restricted stock equal to the par value of the Common Stock ($1.00 per share) will be required at the time of grant. At the time of exercise, the full exercise price for a stock option must be paid in cash or, if the Compensation Committee so provides, in shares of Common Stock.

  Description of Awards Under the Plan. The Compensation Committee may award to eligible employees incentive and nonqualified stock options and restricted stock, subject to satisfaction of specific performance goals. The forms of awards are described below.

  Stock Options. The Compensation Committee will have discretion to award incentive stock options ("ISOs"), which are intended to comply with Section 422 of the Internal Revenue Code, or nonqualified stock options ("NQSOs"), which are not intended to comply with Section 422 of the Internal Revenue Code. Each option issued under the LTIP must be exercised within a period of ten years from the date of grant, and the excise price of an option may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. Subject to the specific terms of the LTIP, the Compensation Committee will have discretion to set such additional limitations on option grants as it deems appropriate.

  Options granted to employees under the LTIP will expire at such times as the Compensation Committee determines at the time of the grant; provided, however, that no option will be exercisable later than ten years from the date of grant. Each option award agreement will set forth the extent to which the participant will have the right to exercise the option following termination of the participant's employment with the Company. The termination provisions will be determined within the discretion of the Compensation Committee, may not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment.

  Upon the exercise of an option granted under the LTIP, the option price is payable in full to the Company, either: (i) in cash or its equivalent, or (ii) if permitted in the award agreement, by tendering shares having a fair market value at the time of exercise equal to the total option price (provided such shares have been held for at least six months prior to their tender), or (iii) if permitted in the award agreement, a combination of (i) and (ii).

  Restricted Stock. The Compensation Committee also will be authorized to award restricted shares of Common Stock under the LTIP upon such terms and conditions as it shall establish. Participants will be required to pay a purchase price for each share of restricted stock granted equal to the par value of the Company's Common Stock ($1.00 per share). The award agreement will specify the period(s) of restriction, the number of restricted shares of Common Stock granted, restrictions based upon achievement of specific performance objectives and/or restrictions under applicable federal or state securities laws. Although recipients will have the right to vote these shares from the date of grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants shall receive dividends on their shares of restricted stock and the Compensation Committee, in its discretion, will determine how dividends on restricted shares are to be paid.

  Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant's employment with the Company. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all shares of restricted stock issued pursuant to the LTIP and may reflect distinctions based on reasons for termination of employment.

  Performance Measures. The Compensation Committee may grant awards under the LTIP to eligible employees subject to the attainment of certain specified performance measures. The number of performance-based awards granted to an officer or key employee in any year is determined by the Compensation Committee in its sole discretion. The value of each performance-based award shall be determined solely upon the achievement of certain preestablished objective performance goals during each performance period (the "Performance Period"). The duration of a Performance Period is set by the Compensation Committee. A new Performance Period may begin every year, or at more frequent or less frequent intervals, as determined by the Compensation Committee. The Compensation Committee shall establish, in writing, the objective performance goals applicable to the valuation of performance-based awards granted in each Performance Period, the performance measures which shall be used to determine the achievement of those performance goals, and any formulas or methods to be used to determine the value of the performance-based awards.

  The value of performance-based awards may be based on absolute measures or on a comparison of the Company's financial measures during a Performance Period to the financial measures of a group of competitors. Finance measures selected by the Compensation Committee shall be one or more of the following:
Cash Flow, Cash Flow Return on Capital, Cash Flow Return on Assets, Cash Flow Return on Equity, Net Income, Return on Capital, Return on Assets, and Return on Equity. Following the end of a Performance Period, the Compensation Committee shall determine the value of the performance-based awards granted for the period based on the attainment of the preestablished objective performance goals. The Compensation Committee shall also have discretion to reduce (but not to increase) the value of a performance-based award. The Compensation Committee will certify, in writing, that the award is based on the degree of attainment of the preestablished objective performance goals. As soon as practicable thereafter, payment of the awards to employees, if any, shall be made in the form of shares of Common Stock.

  Adjustment and Amendments. The LTIP provides for appropriate adjustments in the number of shares of Common Stock subject to awards and available for future awards in the event of changes in outstanding Common Stock by reason of a merger, stock split, or certain other events. In case of a pending change of control of the Company, outstanding options granted under the LTIP will become immediately exercisable and will remain exercisable throughout their entire term and restriction periods and restrictions imposed on shares of restricted stock shall immediately lapse. The LTIP may be modified or amended by the Board of Directors at any time and for any purpose which the Board of Directors deems appropriate. However, no such amendment shall adversely affect any outstanding awards without the affected holder's consent. Stockholder approval of an amendment will be sought if necessary or desirable under Internal Revenue Service or SEC regulations, the rules of the New York Stock Exchange or any applicable law.

  Nontransferability. No derivative security (including, without limitation, options) granted pursuant to, and no right to payment under, the LTIP shall be assignable or transferable by a plan participant except by will or by the laws of descent and distribution, and any option or similar right shall be exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. These limitations may be waived by the Compensation Committee in the award agreement, subject to restrictions imposed under the SEC's short-swing trading rules and federal tax requirements relating to ISOs.

  Duration of the Plan. The LTIP will remain in effect until all options and rights granted thereunder have been satisfied or terminated pursuant to the terms of the plan, and all Performance Periods for performance-based awards granted thereunder have been completed. However, in no event will an awards be granted under the LTIP on or after April 1, 2006.

FEDERAL INCOME TAX CONSEQUENCES

  Options. With respect to options which qualify as ISOs, a LTIP participant will not recognize income for federal income tax purposes at the time options are granted or exercised. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the options are granted or within one year after the issuance of shares upon exercise of the ISO (the "holding periods"), the participant will recognize in the year of disposition: (i) ordinary income, to the extent that the lesser of either (a) the fair market value of the shares on the date of option exercise, or (b) the amount realized on disposition, exceeds the option price; and (ii) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option price.

  With respect to NQSOs, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

  Restricted Stock. A participant holding restricted stock will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares (less any amount the participant paid for such shares) and any cash received at the time of vesting, and the Company will be entitled to a corresponding deduction for federal income tax purposes. Alternatively, the participant may elect within 30 days of the grant of restricted stock to recognize ordinary income equal to the then fair market value of the shares (less any amount the participant paid for such shares). Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant and deductible as such by the Company. In general, the Company will receive an income tax deduction at the same time and in the same amount which is taxable to the employee as compensation, except as provided below under "Section 162(m)". To the extent a participant realizes capital gains, as described above, the Company will not be entitled to any deduction for federal income tax purposes.

  Section 162(m). Under Section 162(m) of the Internal Revenue Code, compensation paid by the Company in excess of $1 million for any taxable year to "Covered Employees" generally is deductible by the Company or its affiliates for federal income tax purposes if it is based on the performance of the Company, is paid pursuant to a plan approved by stockholders of the Company, and meets certain other requirements. Generally, "Covered Employee" under Section 162(m) means the chief executive officer and the four other highest paid executive officers of the Company of the last day of the taxable year.

  It is presently anticipated that the Compensation Committee will at all times consist of "outside directors" as required for purposes of Section 162(m), and that the committee will take the effect of Section 162(m) into consideration in structuring Incentive Plan awards.

NEW PLAN BENEFITS

  The benefits that will be received under the LTIP by particular individuals or groups are not determinable at this time. The benefits that were received for fiscal year 1996 by the Named Executive Officers pursuant to the 1987 Plan and the 1992 Plan (which the LTIP is intended to replace) are summarized in tables on pages 16-19.

                                 RETENTION OF
                         INDEPENDENT AUDITORS FOR THE
                       FISCAL YEAR ENDING MARCH 31, 1997
                                   (ITEM 3)

  Upon the recommendation of the Audit Committee, the Board of Directors has approved the retention of Ernst & Young LLP ("Ernst & Young") to serve as independent auditors to audit the accounts of the Company for the fiscal year ending March 31, 1997. Although not required to do so, the Board of Directors considers it advisable that such retention be submitted to the stockholders for their approval. Ernst & Young served as independent auditors of the Company and its subsidiaries during fiscal year 1996. During such fiscal year, Ernst & Young performed audit and tax services for the Company and its subsidiaries for which they have received or will receive, in the aggregate, approximately $5,500,000 in fees. Representatives of Ernst & Young will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

  The affirmative vote of a majority of the voting power of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to approve this proposal. The Board of Directors recommends that stockholders vote "FOR" the retention of Ernst & Young as the Company's independent auditors.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Section 16(a) of the Exchange Act requires the Company's Directors and executive officers, and persons who own 10% or more of the Company's voting stock, to file reports of ownership and changes in ownership of the Company's equity securities with the SEC and the New York Stock Exchange. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no forms were required, the Company believes that its Directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during fiscal year 1996.

                   STOCKHOLDERS' PROPOSALS AND OTHER MATTERS

  No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote arise, including a question of adjourning the meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their judgment in the best interests of the Company.

  Proposals by stockholders intended to be presented at the 1997 Annual Meeting must be received by the Corporate Secretary of the Company no later than March 4, 1997, in order to be qualified for inclusion in the Company's Proxy Statement and form of proxy for such meeting. Concurrently therewith, proponents shall provide the Company in writing with his or her name, address, the number of shares of Common Stock held of record or beneficially, the date or dates upon which such Common Stock was acquired and documentary support for a claim of beneficial ownership.

                                          By Order of the Board of Directors,

                                          S. WAYNE MURPHY
                                          Secretary

Dated: July 2, 1996

                                                                     APPENDIX A

MCDERMOTT INTERNATIONAL, INC.
1996 OFFICER LONG-TERM INCENTIVE PLAN

ARTICLE 1. ESTABLISHMENT, OBJECTIVES, AND DURATION

  1.1 ESTABLISHMENT OF THE PLAN. McDermott International, Inc., a Panamanian corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "McDermott International, Inc. 1996 Officer Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock.

  Subject to approval by the Company's stockholders, the Plan shall become effective as of April 1, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

  1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

  1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after April 1, 2006.

ARTICLE 2. DEFINITIONS

  Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

  2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, and Restricted Stock.

  2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

  2.3 "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

  2.4 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the
Company.

  2.5 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred (as of a particular day, as specified by the Board) upon the occurrence of any event described in this Section 2.5 as constituting a Change in Control.

  A Change in Control will be deemed to have occurred as of the first day any one (1) or more of the following paragraphs shall have been satisfied:

  (a) Any person as described in Section 3(a)(9) of the Securities Exchange Act of 1934, (other than a person in control of the Company on the Effective Date, or other than a trustee or other fiduciary holding securities under an Employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of voting securities of the Company), is or becomes the Beneficial Owner, directly or indirectly, of voting securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities, excluding for these purposes the Series A Participating Preferred Stock of the Company; or

  (b) During any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board (and any new Director, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period of whose election or nomination for election was previously so approved), cease for any reason to constitute a majority thereof; or

  (c) The stockholders of the Company approve: (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least
      50.1 percent of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

  However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant if the Participant is part of a purchasing group which consummates the Change-in-Control transaction. A Participant shall be deemed "part of a purchasing group" for purpose of the preceding sentence if the Participant is an equity participant, has been identified as a potential equity participant or has agreed to become an equity participant in the purchasing company or group (except for: (i) passive ownership of less than three percent (3%) of the shares of voting securities of the purchasing company; or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

  2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

  2.7 "COMMITTEE" means the Compensation Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

  2.8 "COMPANY" means McDermott International, Inc., a Panamanian corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 16 herein.

  2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

  2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

  2.11 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

  2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

  2.13 "EMPLOYEE" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

  2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

  2.15 "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined in accordance with procedures established by the Committee.

  2.16 "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

  2.17 "INSIDER" shall mean an individual who is subject to Section 16 of the Exchange Act.

  2.18 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

  2.19 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

  2.20 "OFFICER" means an Employee of the Company included in the definition of officer under Section 16 of the Exchange Act and the rules promulgated thereunder or other Employees designated as Officers by the Board of Directors.

  2.21 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

  2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

  2.23 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan. The term "Participant" shall not include Nonemployee Directors.

  2.24 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

  2.25 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

  2.26 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

  2.27 "QUALIFIED DOMESTIC RELATIONS ORDER" shall mean a valid and effective domestic relations order, as determined by the Committee.

  2.28 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to
Article 7 herein.

  2.29 "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified defined benefit retirement plan.

  2.30 "SHARES" means the shares of Common Stock of the Company.

  2.31 "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest, except for J. Ray McDermott, S.A. and any of its subsidiaries.

ARTICLE 3. ADMINISTRATION

  3.1 THE COMMITTEE. The Plan shall be administered by the Committee, which Committee shall satisfy the "disinterested administration" provisions of Rule 16b-3 under the Exchange Act, or any successor provision. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

  3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

  3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Officers, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

  4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be two million five hundred thousand (2,500,000). Additionally, Shares approved pursuant to the 1987 Long-Term Incentive Compensation Program and the 1992 Officer Stock Incentive Program which, as of the effective date of this Plan, have not been awarded and Shares subject to any Award that is canceled, terminates, expires, or lapses for any reason shall become available for grant under the Plan to the extent permitted by the rules promulgated under Section 16 of the Exchange Act.

  The maximum number of such Shares which may be granted in the form of Restricted Stock pursuant to Article 7 herein shall be an amount equal to thirty percent (30%) of the total number of Shares reserved for issuance under the Plan.

  The following rules shall apply to grants of Awards under the Plan:

  (a) STOCK OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any single Participant shall be four hundred thousand (400,000).

  (b) RESTRICTED STOCK: The maximum aggregate grant with respect to Awards of Restricted Stock granted in any one fiscal year to any single Participant shall be two hundred thousand (200,000) Shares.

  (c) INCENTIVE STOCK OPTIONS: The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be two million five hundred thousand (2,500,000) Shares.

  4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

  4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

  5.1 ELIGIBILITY. Persons eligible to participate in this Plan include Officers of the Company. Pursuant to Section 3.2, the Committee shall have full power to select Officers who shall participate in the Plan.

  5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

  6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

  6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code
Section 422.

  6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

  6.4 DURATION OF OPTIONS. Each Option granted to a Participant, shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  6.5 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

  6.6 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

  The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b).

  The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

  6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

  6.8 TERMINATION OF EMPLOYMENT. Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this
Article 6, and may reflect distinctions based on the reasons for termination of employment.

  6.9 NONTRANSFERABILITY OF OPTIONS.

  (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

  (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or pursuant to a Qualified

     Domestic Relations Order. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 7. RESTRICTED STOCK

  7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

  7.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

  7.3 RESTRICTED STOCK PRICE. The price for each Share of Restricted Stock shall be equal to the par value of a Share of Common Stock of the Company. Payment of the purchase price shall be required within thirty (30) days of the date of grant and shall be nonrefundable.

  7.4 TRANSFERABILITY. Except as provided in this Article 7, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

  7.5 OTHER RESTRICTIONS. Subject to Article 9 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable federal or state securities laws.

  The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

  Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

  7.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

  7.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Compensation Committee establishes.

  The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

  In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

  7.8 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

ARTICLE 8. PERFORMANCE MEASURES

  Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 8, the attainment of which may determine the degree of payout with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

  (a) Cash Flow;

  (b) Cash Flow Return on Capital;

  (c) Cash Flow Return on Assets;

  (d) Cash Flow Return on Equity;

  (e) Net Income;

  (f) Return on Capital;

  (g) Return on Assets;

  (h) Return on Equity;

  Subject to the terms of the Plan, each of these measures shall be defined by the Committee on a corporation, group, or division basis or in comparison with peer group performance, and may include or exclude specified extraordinary items, as defined by the corporation's auditors.

  The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

ARTICLE 9. BENEFICIARY DESIGNATION

  Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 10. DEFERRALS

  The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11. RIGHTS OF EMPLOYEES

  11.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

  11.2 PARTICIPATION. No Employee or Officer shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12. CHANGE IN CONTROL

  12.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

  (a) Any and all Options granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term; and

  (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 7 herein shall be determined in the manner set forth in Section 12.1(c) herein.

  (c) The vesting of Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 7.5 herein shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the Change in Control; provided, however, that in the event the Committee determines that actual performance to the date of the Change in Control exceeds targeted levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the Change in Control; and provided further, that there shall not be an accelerated payout with respect to Awards which qualify as "derivative securities" under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control.

  12.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 12 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.

ARTICLE 13. AMENDMENT, MODIFICATION, AND TERMINATION

  13.1 AMENDMENT, MODIFICATION, AND TERMINATION. Subject to Section 13.2 herein, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act, with which the Committee has determined it is necessary or desirable to have the Company comply.

  The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

  13.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Subject to the restriction set forth in Article 8 herein on the exercise of upward discretion with respect to Awards which have been designed to comply with the Performance-Based Exception, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

  13.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

  13.4 COMPLIANCE WITH CODE SECTION 162(M). At all times when Code Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code
Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 13, make any adjustments it deems appropriate.

ARTICLE 14. WITHHOLDING

  14.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

  14.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 15. INDEMNIFICATION

  Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 16. SUCCESSORS

  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.

ARTICLE 17. LEGAL CONSTRUCTION

  17.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

  17.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

  17.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  17.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

  17.5 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Louisiana.

                         MCDERMOTT INTERNATIONAL, INC.

              THRIFT PLAN FOR EMPLOYEES OF MCDERMOTT INCORPORATED
             AND PARTICIPATING SUBSIDIARY AND AFFILIATED COMPANIES

                                 July 2, 1996

To those individuals ("Plan Participants") who have an interest in McDermott International, Inc. Common Stock, par value $1.00 per share (the "Common Stock"), under the Thrift Plan for Employees of McDermott Incorporated and Participating Subsidiary and Affiliated Companies (the "Thrift Plan"):

  We would like to give Plan Participants having an interest in shares of Common Stock through the Thrift Plan the right to instruct the Trustee how to vote the shares of Common Stock representing their interest in the Thrift Plan.

  In order that you may have the same information as a stockholder outside the Thrift Plan, we have enclosed a copy of the Notice of McDermott International, Inc.'s Annual Meeting of Stockholders and the related Proxy Statement. This information is being mailed to all stockholders of record as of June 27, 1996. This material is for your information only and need not be returned.

  Also enclosed is a voting instruction form with which you may instruct the Trustee how to vote your interest in shares of Common Stock in the Thrift Plan. Please return this voting instruction form in the envelope provided as soon as possible.

  If the trustee does not receive your instructions by August 6, 1996, the Trustee will vote your interest, in its discretion, in a manner consistent with its fiduciary responsibility.

  This letter and the enclosed material relate only to your interest in shares of Common Stock under the Thrift Plan. It has no reference to other shares of Common Stock which you may own. If you own other shares of Common Stock, you will receive proxy materials in a separate mailing, which should be returned in the envelope provided for that purpose.

                                             Very truly yours,

                                             R. E. Howson
                                             Chairman of the Board and
                                              Chief Executive Officer

IMPORTANT--PLEASE MARK APPROPRIATE BOXES ONLY IN BLUE OR BLACK INK AS SHOWN:

1. Election of Theodore H. Black, John F. Bookout, J. Howard Macdonald and William McCollam, Jr. as Class II Directors.

                 .  FOR                       .  WITHHOLD AUTHORITY
                    all nominees                 from all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

                 .  ______________________________________

2. Approving the Company's 1996 Officer Long-Term Incentive Plan (the Directors favor a vote "FOR").

                 FOR             AGAINST            ABSTAIN
                 .               .                  .

3. The retention of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 1997 (the Directors favor a vote "FOR").

4. Upon such other matters as may properly come before the meeting.

(Signature(s) should agree with name(s) on stock certificates as specified hereon. Executors, administrators, trustees, etc., should indicate when signing).




Signature _______________________________  Date ________________________

MCDERMOTT INTERNATIONAL, INC. SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder(s) of McDermott International Inc., a Panama corporation, hereby appoint S.W. Murphy and R. E. Woolbert, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company for the fiscal year ended March 31, 1996 to be held in the Versailles Ballroom of the New Orleans Hilton Riverside, Poydras at Mississippi River, New Orleans, Louisiana, on Tuesday, August 6, 1996, at 9:30 a.m. local time and at any adjournment(s) of such meeting, with all powers which the undersigned would possess if personally present.

                                          PLEASE MARK, SIGN AND DATE THE
                                          REVERSE SIDE OF THIS PROXY CARD
                                          AND PROMPTLY RETURN IT IN THE
                                          ENCLOSED ENVELOPE.

                                          The undersigned acknowledges
                                          receipt of the Annual Report for
                                          the fiscal year ended March 31, 1996
                                          and the Notice of Annual Meeting of
                                          Stockholders and Proxy Statement of
                                          the Company for the above-mentioned
                                          Annual Meeting of Stockholders.


Every properly signed Proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND IN THE MANNER FAVORED BY THE DIRECTORS AS INDICATED ON THE REVERSE SIDE.



                                    (over)